                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 12, 2005
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

 DELAWARE                           0-21324               06-1344888
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 (State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

    Item 5.02.  Election of Directors
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        On September 15, 2005,  NYFIX,  Inc. (the "Company")  announced that its
        Board of  Directors  had  appointed  three  new  directors:  Richard  Y.
        Roberts,  Lon Gorman and  Robert  Gasser.  The  election  was  effective
        September 12, 2005, the date each new director accepted an offer to join the Board.

        Mr.  Roberts  is a partner  in the law firm of Thelen  Reid and  Priest, which has been  retained by the Company  during the past and the current fiscal  year.  The Company has paid Thelen Reid and Priest  $120,000 for legal  services in 2004 and $147,000 in 2005.  These fees did not exceed
        5% of such firm's total revenues in either year.

        The text of a press  release  issued  by the  Company  is  furnished  as
        Exhibit 99.1 and is incorporated herein by reference.

    Item 9.01.  Financial Statements and Exhibits.
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    (c)         Exhibits

                Exhibit No.    Exhibits
                -----------    --------

               99.1            Press release of NYFIX,  Inc. dated September 15,
                               2005.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NYFIX, INC.

                                     By: /s/ Brian Bellardo
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                                         Brian Bellardo
                                         Secretary
September 16, 2005